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                                                                     EXHIBIT 24

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in the Form 10-K into the Company's previously filed Registration Statements on Form S-3 (File No. 33-69397) and Form S-4 (File No. 33-53627).

                                              ARTHUR ANDERSEN LLP

Chattanooga, Tennessee
February 26, 1999









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